UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On October 23, 2010, Dr. Louis J. Aronne will deliver two oral presentations entitled: “Once-Daily, Controlled-Release Phentermine/Topiramate Results in Significant Weight Loss and Risk Factor Improvement in Overweight/Obese Subjects Over 56 Weeks” and “Amount of Cardiometabolic Risk Reduction is Directly Associated with Magnitude of Weight Loss with Low-Dose, Controlled-Release Phentermine/Topiramate” beginning at 2:00 p.m. EEST at the 1st International Diabetes and Obesity Forum in Athens, Greece.

A copy of the slides to be presented by Dr. Aronne are attached hereto as Exhibit 99.1 and Exhibit 99.2.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Slide presentation entitled “Once-Daily, Controlled-Release Phentermine/Topiramate Results in Significant Weight Loss and Risk Factor Improvement in Overweight/Obese Subjects Over 56 Weeks”
99.2	Slide presentation entitled “Amount of Cardiometabolic Risk Reduction is Directly Associated with Magnitude of Weight Loss with Low-Dose, Controlled-Release Phentermine/Topiramate”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ John L. Slebir
John L. Slebir
General Counsel

Date: October 23, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation entitled “Once-Daily, Controlled-Release Phentermine/Topiramate Results in Significant Weight Loss and Risk Factor Improvement in Overweight/Obese Subjects Over 56 Weeks”
99.2	Slide presentation entitled “Amount of Cardiometabolic Risk Reduction is Directly Associated with Magnitude of Weight Loss with Low-Dose, Controlled-Release Phentermine/Topiramate”